Exhibit 99.1

News Release

Endo Announces Changes to Senior Management Team

•	Moves designed to accelerate Endo’s continued evolution into a leading global specialty healthcare company

•	Changes to reporting structure will support Endo’s future growth

DUBLIN, Jan. 9, 2015 /PRNewswire/ — Endo International plc (NASDAQ: ENDP) (TSX: ENL) announced today changes to its executive leadership and senior management team. The changes are designed to support Endo’s continued evolution into a leading global specialty healthcare company and accelerate growth both organically and through corporate development activities.

“Following the close of the Auxilium transaction, expected later this month, we have the opportunity to significantly accelerate the organic growth of our branded portfolio,” said Rajiv De Silva, President and CEO of Endo. “The changes we are making are designed to streamline decision making and drive continued expansion of our branded products that we anticipate will deliver sustained growth.”

Under the new management structure, Endo’s U.S. Branded Pharmaceuticals and U.S. Generics business units, as well as the company’s Branded Pharmaceutical R&D will report directly to Mr. De Silva.

Mr. De Silva continued, “This new structure will allow me to play a greater role in managing these important businesses as well as our branded R&D efforts, as we pursue organic growth opportunities for the company.”

With the proposed new structure, Don DeGolyer, Chief Operating Officer, Pharmaceuticals has decided to leave Endo to pursue other opportunities. Mr. DeGolyer will step down effective March 1, 2015 and remain with the company until August 1, 2015 in the capacity of a special advisor to the CEO.

“I would like to recognize Don for his leadership and contributions during the critical transformation of Endo,” said Mr. De Silva. “During his tenure, we have exceeded financial targets in our pharmaceutical businesses, sharpened our R&D focus on near-term opportunities, enhanced our focus on organic growth drivers and integrated several accretive acquisitions. We are fortunate that Don leaves behind a strong team of professionals who have successfully managed our U.S. Branded business and the Qualitest business over the past several years. We wish Don continued success in his future endeavors.”

Mr. DeGolyer commented: “It has been my pleasure to have been a part of the return to growth and new operating model at Endo. I am proud of the significant value we have created for the patients, employees and shareholders of Endo. I look forward to helping Rajiv and the team with a smooth transition that positions the company for its next phase of growth.”

U.S. Branded Pharmaceuticals Business

Upon the close of the Auxilium transaction, Endo’s U.S. Branded Pharmaceuticals business will continue to be led by Brian Lortie, President of U.S. Branded Pharmaceuticals, reporting directly to Mr. De Silva. Mr. Lortie has over 25 years of experience in branded pharmaceuticals, including having successfully led the Endo portfolio of products for the past 5 years through the transformation. Additionally, Blaine Davis will become the Senior Vice President and General Manager of the newly created specialty pharmaceuticals business unit, reporting to Mr. Lortie. Mr. Davis had previously been President of Endo Ventures Limited and Senior Vice President of Corporate Affairs.

The company anticipates defining subsequent senior leadership roles within the U.S. Branded Pharmaceuticals business prior to the close of the acquisition.

U.S. Generics Business

Beginning on March 1, 2015, Robert Rush, currently Endo’s Senior Vice President, Finance, will assume the newly created role of General Manager, Qualitest on an interim basis while the Company conducts a search for a permanent general manager. Mr. Rush brings over 20 years of healthcare experience to Qualitest. While at Endo, he has worked closely with the Endo leadership team and the Qualitest business, leading and driving several key growth initiatives. Mr. Rush will report directly to Mr. De Silva during the interim period.

Research and Development

Susan Hall Ph. D., Endo’s current Chief Scientific Officer and Global Head of Research and Development and Quality will continue in her role, reporting directly to Mr. De Silva. The company anticipates defining additional senior leadership roles within the Branded Pharmaceutical R&D organization given the expanded portfolio of development assets.

Other

Upon the close of the transaction, Keri Mattox, Auxilium’s current Senior Vice President of Investor Relations and Corporate Communications, will serve as Senior Vice President of Investor Relations and Corporate Affairs reporting to Suky Upadhyay, Endo’s EVP and Chief Financial Officer. Ms. Mattox brings more than 15 years of experience in strategic life sciences communications, investor relations and journalism to Endo.

Dr. Robert Cobuzzi will become President, Endo Ventures Limited located in Dublin, Ireland, reporting directly to Mr. De Silva. Dr. Cobuzzi is currently Senior Vice President, R&D Strategy and Operations of Endo. Dr. Cobuzzi had previously been Senior Vice President, Corporate Development for Endo.

About Endo International plc

Endo International plc is a global specialty healthcare company focused on improving patients’ lives while creating shareholder value. Endo develops, manufactures, markets, and distributes quality branded pharmaceutical, generic pharmaceutical, over the counter medications and medical device products through its operating companies. Endo has global headquarters in Dublin, Ireland, and U.S. headquarters in Malvern, PA. Learn more at www.endo.com.

Additional Information

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. This communication contains information relating to a proposed business combination transaction between Endo International plc (“Endo”) and Auxilium Pharmaceuticals, Inc. (“Auxilium”). In furtherance of this proposed transaction, Endo has filed with the U.S. Securities and Exchange Commission (“SEC”) a registration statement on Form S-4, declared effective by the SEC on December 11, 2014, containing a proxy statement/prospectus. The definitive proxy statement/prospectus was mailed to stockholders of Auxilium on or about December 26, 2014. INVESTORS AND SECURITY HOLDERS OF AUXILIUM ARE URGED TO READ THESE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, AS THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain free copies of these documents (when available) and other documents filed with the SEC by Endo through the web site maintained by the SEC at http://www.sec.gov.

Certain Information Regarding Participants

Endo and Auxilium and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Auxilium stockholders with respect to the proposed transaction under the rules of the SEC. Security holders may obtain information regarding the names and interests of Endo’s directors and executive officers in Endo Health Solutions Inc.’s (“EHSI”) Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on March 3, 2014, and Endo’s proxy statement for the 2014 Annual General Meeting of Shareholders, which was filed with the SEC on April 29, 2014.

Security holders may obtain information regarding the names and interests of Auxilium’s directors and executive officers in Auxilium’s Annual Report on Form 10-K for the year ended December 31, 2013, which was filed with the SEC on February 28, 2014, Auxilium’s proxy statement for the 2014 Annual Meeting of Stockholders, which was filed with the SEC on April 10, 2014, and the materials that will be filed with the SEC in connection with the proposed transaction. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is also included in the definitive proxy statement/prospectus mailed to stockholders of Auxilium on or about December 26, 2014, and other relevant materials to be filed with the SEC when they become available.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and Canadian securities legislation. Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future” or similar expressions are forward-looking statements. Because these statements reflect Endo’s current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Although Endo believes that these forward- looking statements and information are based upon reasonable assumptions and expectations, readers should not place undue reliance on them, or any other forward- looking statements or information in this news release. Investors should note that many factors, as more fully described in the documents filed by Endo with securities regulators in the United States and Canada including under the caption “Risk Factors” in Endo’s Form 10-K, Form 10-Q and Form 8-K filings with the Securities and Exchange Commission and with securities regulators in Canada on System for Electronic Document Analysis and Retrieval (“SEDAR”) and as otherwise enumerated herein or therein, could affect Endo’s future financial results and could cause Endo’s actual results to differ materially from those expressed in forward-looking statements contained in this communication. Important factors that, individually or in the aggregate, could cause actual results to differ materially from expected and historical results include, but are not limited to:

•	the failure to receive the required approval from Auxilium stockholders and applicable government and regulatory authorities (and the terms of those approvals);

•	the risk that a condition to closing contemplated by the merger agreement between Auxilium and Endo may not be satisfied or waived;

•	the ultimate outcome and results of integrating the operations of Endo and Auxilium, the ultimate outcome of Endo’s operating strategy applied to Auxilium and the ultimate ability to realize synergies and the magnitude of such synergies; and

•	the effects of the business combination of Endo and Auxilium, including the combined company’s future financial condition, operating results, strategy and plans.

All forward-looking statements attributable to Endo or any person acting on its of their behalf are expressly qualified in their entirety by this cautionary statement. These forward-looking statements speak only as of the date hereof. Endo assumes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as may be required under applicable securities law.

SOURCE Endo International plc

Investors/Media: Blaine Davis, +353-1-268-2001, (484) 216-7158; Investors: Jonathan Neely, (484) 216-6645; Media: Heather Zoumas-Lubeski, (484) 216-6829